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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 16, 2006
                Date of report (Date of earliest event reported)

                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


              CANADA                                    0-24216                           98-0140269
(State or Other Jurisdiction of Incorporation)    (Commission File Number)     (I.R.S. Employer Identification Number)

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           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
             (Address of Principal Executive Offices) (Postal Code)



                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

IMAX Corporation (the "Company") amended it's existing loan facility with Wachovia Capital Finance Corporation (Canada) (formerly, Congress Financial
Corporation (Canada)) by way of an amending agreement effective May 16, 2006, to increase the line of credit to US$40 million and to extend the term of the facility until October 31, 2009.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              IMAX CORPORATION
                              (Registrant)



Date: June 7, 2006            By:     "Robert D. Lister"
                                    -------------------------------------------
                              Name:    Robert D. Lister
                                       Executive Vice President, Business &
                                       Legal Affairs and General Counsel




                              By:     "G. Mary Ruby"
                                     ------------------------------------------
                              Name:    G. Mary Ruby
                                       Senior Vice President, Legal Affairs
                                       and Corporate Secretary




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